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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 5, 2003

                            DAUGHERTY RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  PROVINCE OF BRITISH COLUMBIA            0-12185             NOT APPLICABLE
 (STATE OR OTHER JURISDICTION OF        (COMMISSION          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)        FILE NUMBER)         IDENTIFICATION NO.)

      120 PROSPEROUS PLACE, SUITE 201
            LEXINGTON, KENTUCKY                                  40509-1844
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (859) 263-3948

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ITEM 5. OTHER EVENTS

         On September 5, 2003, Daugherty Resources, Inc. completed an institutional private placement of its 7% Convertible Notes in the aggregate principal amount of $5 million and related transactions contemplated by its securities purchase agreement with the investors, as described in a press release included as an exhibit to this report and incorporated herein by reference.

         (c) Exhibits.

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
EXHIBIT
NUMBER                             EXHIBIT
------                             -------
10.1 Securities Purchase Agreement dated as of September 5, 2003 among Daugherty Resources, Inc. and the investors named therein.

10.2 Form of 7% Convertible Promissory Note issued pursuant to the Securities Purchase Agreement dated as of September 5, 2003 among Daugherty Resources, Inc. and the investors

10.3 Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement dated as of September 5, 2003 among Daugherty Resources, Inc. and the investors named therein.

10.4 Registration Rights Agreement dated as of September 5, 2003 among Daugherty Resources, Inc. and the investors named therein.

20.1     Press Release dated September 5, 2003.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            DAUGHERTY RESOURCES, INC.

Date:  September 5, 2003                    By:     /s/ William S. Daugherty
                                                -------------------------------
                                                      William S. Daugherty
                                                      Chief Executive Officer
                                                     (Duly Authorized Officer)
                                                   (Principal Executive Officer)